EXHIBIT 10.3

August 28, 2003

To:   Lenders under the Calpine Corporation Credit Agreement

From: Calpine Corporation

Re: Amendment and Waiver Request Concerning Proposed South Point and Broad River Stock Pledges (this "Amendment and Waiver Request")

Ladies and Gentlemen:

We refer to the Amended and Restated Credit Agreement dated as of July 16, 2003 (the "Credit Agreement"), among Calpine Corporation ("Calpine"), certain commercial lending institutions, as lenders (collectively, the "Lenders"), The Bank of Nova Scotia, as Lead Arranger, Bookrunner and Administrative Agent (the "Administrative Agent"), Bayerische Landesbank, Cayman Islands Branch, as Lead Arranger, Co-Bookrunner and Documentation Agent, and ING Capital LLC and Toronto Dominion (Texas) Inc., as Lead Arrangers, Co-Bookrunners and Co-Syndication Agents. Capitalized terms used in this Amendment and Waiver Request and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

We are requesting certain waivers under the Credit Agreement, more particularly described in (II) below, in connection with certain stock pledges being required in connection with the existing South Point and Broad River sale-leaseback financings. As discussed below, the stock pledges are also indirectly related to Calpine's pending California peaker financing. These California peaker and sale-leaseback financings are described in (I)(A) and (I)(B) below.

Also requested hereby are certain amendments to the Credit Agreement, more particularly described below, which clarify the operation of the provisions of the Credit Agreement that relate to (a) CES Assets and (b) releases of the Lenders' Liens in connection with intercompany asset transfers. The former have been requested by the Administrative Agent and certain of the other Lenders. Their purpose is to make clear that all the Credit Agreement provisions applicable to CES Assets (such as the $500,000,000 basket and the mandatory prepayment requirement) are effective even after such Assets are transferred from Calpine Energy Services, L.P. ("CES") or one of its Subsidiaries to another Calpine Subsidiary (which transfers are permitted by the Credit Agreement).

Section 10.9(a)(ii) of the Credit Agreement includes a customary provision that Liens on Collateral must be released by the Administrative Agent in connection with dispositions of such Collateral that are permitted under the Credit Agreement. Such

Section includes, however, a parenthetical phrase which states that the permitted dispositions to which such automatic lien release provisions apply do not include permitted intercompany transfers. The amendment to such Section being requested by Calpine, with the support of the Administrative Agent, is intended to make clear that waivers to such parenthetical phrase may be approved with a normal Required Lenders vote.

An additional amendment requested by Calpine would permit pledges of certain designated CES gas transportation/storage and electric transmission/interconnection contracts to the lenders under the CCFCII Credit Agreement.

I. WAIVERS.

A. Background - California Peakers Transaction. Calpine is nearing the completion of the planned financing of its eleven LM-6000 peaker plant assets located in California and owned by Calpine's subsidiary, Gilroy Energy Center, LLC ("GEC") and subsidiaries of GEC (the "California Peakers Financing"). The California Peakers Financing will include up to $270 million of non-recourse debt, secured by the peaker plant assets. The senior debt is expected to be amortized over an 8-year term, which coincides with the term of the offtake agreement with the California Department of Water Resources being served by the eleven LM-6000 peaker plant assets. In addition to the senior debt, as part of the California Peakers Financing, CIT Capital is expected to arrange approximately $74 million of mezzanine financing via the sale of a preferred interest in GEC Holdings, LLC, which is GEC's parent company. The California Peakers Financing is expected to close in September 2003 (possibly into escrow pending the receipt of certain required regulatory approvals). The proceeds of the senior debt will be used to reimburse GEC and Calpine for the cost of developing and constructing the eleven peaker plants, and the proceeds of the preferred equity will be applied toward new capital expenditures.

Calpine represents and warrants that the senior debt portion of the California Peakers Financing is permitted under the debt and lien incurrence provisions of the Credit Agreement (Sections 8.2.2(e) and 8.2.3(n)(C), respectively), and that the preferred equity component is permitted under Section 8.2.15 of the Credit Agreement.

B. Background - Existing South Point, Broad River and RockGen Sale-Leaseback Transaction. In connection with CIT's agreement to arrange the preferred equity, Calpine has agreed to take certain steps to shore-up CIT's collateral position, as lessor/equity participant, under the existing sale-leaseback financing of Calpine's South Point, Broad River and RockGen projects, which closed in 2001 (the "Portfolio Sale-Leaseback"). Pursuant to the Portfolio Sale-Leaseback, each of the South Point, Broad River and RockGen projects was sold by a Calpine subsidiary to an owner-lessor (which financed its acquisition of the plants with debt) and then leased back to three separate Calpine subsidiaries. The two proposed changes to the Portfolio Sale-Leaseback's collateral package are as follows:

            (1) Two South Point-specific power purchase agreements currently held in the name of CES - one with Imperial Irrigation District and the other with Nevada Power and together having an approximate mark-to-market value of $37,000,000 as of June 30, 2003, with the actual Fair Market Value to be determined upon assignment of the contracts (the "CES Contracts") - will be assigned to the Calpine subsidiary that is leasing the South Point project as a result of the Portfolio Sale-Leaseback (the "South Point Lessee"); and

            (2) Calpine's ownership interest in the South Point Lessee, Broad River and RockGen lessee entities will be pledged to the owner-lessors of the plants under the Portfolio Sale-Leaseback and then on-pledged by the lessor to the debt investors.

Since the lessors (and debt investors) already own the South Point, Broad River and RockGen plants themselves, and since the lessee entities do not own any assets other than a leasehold interest in the plants (and plant-related assets and contracts), the proposed new stock pledges covering Calpine's ownership interest in the three lessee entities can be viewed as facilitating the lease financing parties' foreclosure remedies.

C. Requested Waivers. Most of the transaction described under (B) above is permitted under the terms of the Credit Agreement without consent. However, to accomplish these steps, Calpine needs the following consents/waivers from the
Lenders:

      (1) Tranfer of South Point Lessee Entity. The South Point Lessee is currently a first-tier subsidiary and therefore pledged to the Lenders and 144A bondholders. Prior to executing the pledge in favor of the portfolio lease financing parties, we propose to accomplish the following steps, the end result of which would be that the South Point Lessee will no longer be a first-tier subsidiary pledged to the Lenders: (i) Calpine contributes its ownership interest in the South Point Lessee to Calpine Power Company, and (ii) Calpine Power Company contributes its ownership interest in South Point Lessee to a newly formed entity - "South Point Holding Company" (the name has not yet been finalized) - which will be owned jointly by Calpine Power Company, CPN Energy Services GP, Inc. and CPN Energy Services LP, Inc., each of which entities is a first-tier Calpine subsidiary that has already been pledged to the Lenders and the 144A bondholders. To accomplish these steps, we will need the currently existing pledge by Calpine of its ownership interest in the South Point Lessee to be released. We therefore request that, pursuant to Section 11.1(f) of the Credit Agreement, the Lenders consent to the release of their Lien on the stock of the South Point Lessee. The South Point Lessee will continue to be indirectly owned by Subsidiaries of Calpine that have already been pledged to the Lenders.

      Section 8.2.9(b) of the Credit Agreement requires that, if Calpine transfers the stock of a first-tier subsidiary, the stock of which has been pledged to the Lenders and 144A bondholders (any such subsidiary, a "Pledged Entity"), to another Calpine subsidiary, the assets of the transferred subsidiary must be transferred either to Calpine or to another Pledged Entity. Because the South Point Lessee is a Pledged Entity and the transfer of its stock to Calpine Power Company (and then further to the newly formed "South Point Holding Company") would violate this provision, we are also seeking a waiver by the Lenders of compliance by Calpine with Section 8.2.9(b) to the extent necessary to transfer the stock of the South Point Lessee to Calpine Power Company.

      (2) Once the South Point Lessee has been moved, as provided above, the Calpine subsidiaries that own the South Point Lessee and the two other entities that are leasing the Broad River and RockGen projects (the "Broad River Lessee" and the "RockGen Lessee", respectively, and, together with the South Point Lessee, the "Lessee Entities") intend to pledge their ownership interest in the three Lessee Entities to the owner-lessors in the Portfolio Sale-Leaseback. Such pledges will be permitted by Section 8.2.3(m) of the Credit Agreement (permitting liens with respect to Sale/Leaseback Transactions). However, since the definition of Sale/Leaseback Transactions excludes "capital leases", our reliance on Section 8.2.3(m) raises an interpretive issue in connection with the pledge of the stock of the Broad River Lessee to such owner-lessor. At the time the Broad River lease was closed, it was accounted for as an operating lease and thus a "Sale/Leaseback Transaction"; as part of the restatement required by Deloitte & Touche earlier this year, due to certain technical accounting issues, we restated our financial statements to account for the Broad River lease as a "capital" lease. Since the Broad River lease was once, but is no longer, a Sale/Leaseback Transaction, it is unclear whether we could rely on Section 8.2.3(m) in pledging the ownership interest in the Broad River Lessee. For the avoidance of any doubt, we seek a waiver of Section 8.2.3 to the extent necessary to permit the Broad River stock pledge.

                           *          *        *

For the above reasons, pursuant to Section 11.1 of the Credit Agreement, Calpine hereby requests the Lenders' written waiver of Sections 8.2.3 and 8.2.9(b) of the Credit Agreement and the Lenders' consent to the release of the South Point Lessee stock pledge, but only, in the case of Sections 8.2.3 and 8.2.9(b), to the extent that the following transactions would violate such Sections or be otherwise disallowed under such Sections: (a) transfer by Calpine Corporation to Calpine Power Company of the stock of the South Point Lessee (and, in connection with such transfer, the release of the existing pledge of the ownership interest in the South Point Lessee) and (b) pledge of the ownership interest in the Broad River Lessee as security for the Portfolio Sale-Leaseback obligations.

II. AMENDMENTS.

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ DENIS P. O'MEARA
------------------------------------
Name: Denis P. O'Meara,
      Managing Director
Institution: The Bank of Nova Scotia
Date:

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ JOSEPH MORONEY
----------------------------------
Name: Joseph Moroney
Institution: Landmark CDO Limited,
By: Aladdin Capital Management LLC
As Manager
Date: 9/3/2003

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ JOSEPH MORONEY
-------------------------------------
Name: Joseph Moroney
Institution: Landmark II CDO Limited,
By: Aladdin Capital Management LLC
As Manager
Date: 9/03/03

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:
Bayerische Landesbank


     /s/ DIETMAR RIEG                             /s / JAMES H. BOYLE
---------------------------                    ---------------------------------
Name: Dietmar Rieg,                            Name: James H. Boyle
      First Vice President                           Vice President
Institution:                                   Institution:
Date: 9/5/03                                   Dated: 9/5/03

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ JONATHAN BERG
--------------------------------------
Name: Jonathan Berg
      Vice President
Institution: Gallatin Funding I Ltd.
By: Bear Stearns Asset Management Inc.
Date: September 5, 2003

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


         /s/ ANN E. MORRIS
---------------------------------------
Name: Ann E. Morris
      Asst Vice President
Institution:. Stanwich Loan Funding LLC
Date:

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ STACEY MALEK
--------------------------------
Name: Stacey Malek
      Attorney In Fact
Institution:. Trumbull THC, Ltd.
Date: September 4, 2003

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ ANN E. MORRIS
---------------------------
Name: Ann E. Morris
      Authorized Agent
Institution:. ELT LTD.
Date:

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:

STEIN ROE & FARNHAM CLO I LTD.

By: Columbia Management Advisors, Inc.
(f/k/a Stein Roe & Farnham Incorporated),
As Portfolio Manager


     /s/ JAMES FOLLOWS
-----------------------------------
Name: James Follows
      Senior VP & Portfolio Manager
Institution:.
Date:

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:

AURUM CLO 2002-I LTD.

By: Columbia Management Advisors, Inc.
(f/k/a Stein Roe & Farnham Incorporated),
As Investment Manager


       /s/ JAMES FOLLOWS
-------------------------------------
Name: James Follows
      Senior V.P. & Portfolio Manager
Institution:.
Date:

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ ANN E. MORRIS
-------------------------------
Name: Ann E. Morris
      Asst Vice President
Institution:. SRF Trading, Inc.
Date:

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ ANN E. MORRIS
----------------------------
Name: Ann E. Morris
      Asst Vice President
Institution:. SRF 2000, INC.
Date:

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


      /s/ MARTIN C. LIVINGSTON
---------------------------------------------
Name: Martin C. Livingston
Institution:. Credit Lyonnais New York Branch
Date: 4 September 2003

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ JOHN H. COSTELLO
-------------------------------
Name: John H. Costello
      Assistant Treasurer
Institution:. Fidelity Advisor Series II: Fidelity
Advisor Floating Rate High
Income Fund Date:

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


  /s/ JOHN H. COSTELLO
-------------------------
Name: John H. Costello
      Assistant Treasurer
Institution:. Fidelity Fixed-Income Trust: Fidelity
High Income Fund
Date:

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


   /s/ DENNIS R. ASCHER
------------------------------
Name: Dennis R. Ascher
Institution:. Foothill Income Trust, L.P.
Date: 9/04/03

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


  /s/ DORIAN HERRERA
-------------------------------
Name: Dorian Herrera
      Authorized Agent
Institution:. KZH Pondview, LLC
Date:

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ DORIAN HERRERA
---------------------------------
Name: Dorian Herrera
      Authorized Agent
Institution:. KZH Waterside, LLC
Date:

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ LANCE P. BLACK
------------------------------
Name: Lance P. Black
Institution:. Protective Life Insurance Company
Date: 9/4/03

Acknowledged and Agreed to by:

ARCHIMEDES FUNDING IV (CAYMAN), LTD

BY: ING Capital Advisors LLC,
    As Collateral Manager

BY: /s/ GORDON R. COOK
    -------------------------------
Name: Gordon R. Cook
Title: Managing Director


BALANCED HIGH-YIELD FUND II, LTD.

BY: ING Capital Advisors LLC,
    As Asset Manager

BY: /s/ GORDON R. COOK
    -------------------------------
Name: Gordon R. Cook
Title: Managing Director


ENDURANCE CLO I, LTD.

BY: ING Capital Advisors LLC,
    As Collateral Manager

BY: /s/ GORDON R. COOK
    -------------------------------
Name: Gordon R. Cook
Title: Managing Director


SEQUILS-ING I (HBDGM), LTD.

BY: ING Capital Advisors LLC,
    As Collateral Manager

BY: /s/ GORDON R. COOK
    -------------------------------
Name: Gordon R. Cook
Title: Managing Director

ING-ORYX CLO, LTD.

BY: ING Capital Advisors LLC,
As Collateral Manager

BY: /s/ GORDON R. COOK
    -------------------------------
Name: Gordon R. Cook
Title: Managing Director


NEMEAN CLO, LTD.

BY: ING Capital Advisors LLC,
    As Investment Manager

BY: /s/ GORDON R. COOK
    -------------------------------
Name: Gordon R. Cook
Title: Managing Director

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:

ING CAPITAL LLC


     /s/ ERWIN THOMET
---------------------------------
Name: Erwin Thomet
      Managing Director


  /s/ G. DOMINICK BELLAMY, JR.
---------------------------------
G. Dominick Bellamy, Jr.
Director

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


       /s/ DIANE J. EXTER
--------------------------------------
Name: Diane J. Exter
      Managing Director
      Portfolio Manager
Institution:. Sankatry Advistors, LLC as
Collateral Manger for Castile Hill II -
INGOTS, Ltd, as Term Lender
Date: 09/04/03

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


    /s/ DIANE J. EXTER
-------------------------------
Name: Diane J. Exter
      Managing Director
      Portfolio Manager
Institution:. Castile Hill III CLO Limited
By: Sankaty Advisors, LLC as Collateral Manager
Date: 09/04/03

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ STACEY MALEK
----------------------------------
Name: Stacey Malek
      Attorney In Fact
Institution:. Loan Funding Corp. THC, Ltd.
Date: September 4, 2003

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ LYNN CHASIN
-------------------------------
Name: Lynn Chasin
Institution:. Toronto Dominion (Texas) Inc.
Date:  9/3/03

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ ROGER YEE
--------------------------
Name: Roger Yee
Institution:. Citigroup Alternative Investments/TAMIC
as managers for Citigroup Investments Corp. Loan Fund Inc.
& Columbus Loan Funding Ltd.
Date: 9/5/03

Calpine, with the support of the Administrative Agent, also requests the Lenders' written approval that all of the defined terms and other indicated paragraphs of the Credit Agreement included in Annex A hereto be amended to read in their entireties as set forth in such Annex. (In reviewing Annex A, you will note that it is in "marked" form, showing the changes from the Credit Agreement as originally executed.) Upon receipt of the required signatures hereto, the amendment of such defined terms and paragraphs shall be effective.

III. MISCELLANEOUS.

This Amendment and Waiver Request, and any amendment or waiver pursuant hereto, shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Calpine that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. This Amendment and Waiver Request and any amendment or waiver granted pursuant hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

Please provide your institution's acknowledgement and approval to this Amendment and Waiver Request at your earliest opportunity, but in any event no later than Thursday, September 4, 2003, by returning a signed copy of this letter to the attention of Rick Dean of Scotia Capital at facsimile number 212-225-5172. Should you have any questions, please feel free to contact me at 408-792-1107, Rick Dean of Scotia Capital at 212-225-5276 or Alok Garg of Scotia Capital at 212-225-5463.

Sincerely,
CALPINE CORPORATION


Michael Thomas
Senior Vice President and Treasurer

Acknowledged and Agreed to by:


     /s/ BRYAN READ
---------------------------
Name: Bryan Read
Institution:. Union Bank Of California, N.A.
Date: September 4, 2003

ANNEX A

                         AMENDMENTS TO CREDIT AGREEMENT

1. SECTION 1.1 ("DEFINED TERMS"): AMENDMENT TO AND ADDITION OF CERTAIN DEFINED TERMS

Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of "Capex Requirement", "CES Assets", "Fair Market Value" and "Net Available Cash" in their respective entireties and substituting in place thereof the following new definitions:

      "Capex Requirement" means, with respect to the utilization for Capital Expenditures of the Net Available Cash from any Asset Sale, Monetization, Insurance Event or incurrence of secured Indebtednesstransaction covered by any of those clauses of Section 3.1.1(c) which include a statement referring to the Capex Requirement, the requirement that, if such Net Available Cash is derived from assets owned by the Borrower, any Pledged Entity or any Subsidiary of a Pledged Entity, such Net Available Cash may only be used to make Capital Expenditures by the Borrower, any Pledged Entity or any Subsidiary of a Pledged Entity.

      "CES Assets" means (a) all assets owned by CES or any of its Subsidiaries on the Closing Date and any additional assets to the extent CES or any of its Subsidiaries obtains an interest in such assets after the Closing Date, (b) the equity interests in CES and (c) any equity interests in any Subsidiary of the Borrower (other than CES or any of its Subsidiaries) to which any assets described in clauses (a) or (b) above have been transferred; provided that, for purposes of Sections 8.2.2(e), 8.2.2(l), 8.2.2(m), 8.2.10(c)(v)(B) and the
definitions of "Non-Transferred CES Asset Securing Transaction" and "Transferred CES Asset Lien Transaction" herein, CES Assets shall be deemed not to include Designated CES Contracts.

      "Fair Market Value" means the value that would be paid by a willing buyer to a willing seller in a transaction not involving duress or necessity of either party; provided that the Fair Market Value at any time of the equity interests in a Subsidiary of the Borrower described in clause (c) of the definition of "CES Assets" shall, for purposes of Sections 8.2.2(e), 8.2.2(l), 8.2.2(m), 8.2.10(c)(v) of this Agreement and the definition of "Net Available Cash" herein, be deemed to equal the Fair Market Value of the assets described in clauses (a) and (b) of the definition of "CES Assets" that are then owned by such Subsidiary.

      "Net Available Cash" means, without duplication, (a) with respect to any Asset Sale, the cash or cash equivalent payments received by the Borrower or any of its Subsidiaries in connection with such Asset Sale (including any cash received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as or when received and also including the proceeds of other property received when converted to cash or cash equivalents) net of the sum of, without duplication, (i) all reasonable legal, title and recording tax expenses, reasonable commissions, and other reasonable fees and expenses incurred directly relating to such Asset Sale, (ii) all local, state, federal and foreign taxes required to be paid or accrued as a liability by the Borrower or any of its Subsidiaries as a consequence of such Asset Sale, (iii) payments made to repay Indebtedness which is secured by any assets subject to such Asset Sale in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or by applicable law, be repaid out of the proceeds from such Asset Sale and (iv) all distributions required by any contract entered into other than in contemplation of such Asset Sale to be paid to any holder of a minority equity interest in such Subsidiary as a result of such Asset Sale, so long as such distributions do not exceed such minority holder's pro rata portion (based on such minority holder's proportionate equity interest) of the cash or cash equivalent payments described above, net of the amounts set forth in clauses (i)-(iii) above; (b) all cash insurance proceeds received by the Borrower or any of its Subsidiaries from any condemnation awards or casualty losses (excluding proceeds of business interruption insurance) in respect of any asset the sale, transfer, lease or other disposition of which would constitute an Asset Sale, net of all payments made to repay Indebtedness which is secured by the assets which were the subject of such condemnation or casualty; provided, however, so long as no Event of Default shall have occurred and be continuing, upon the Borrower's request within 90 days after the date of such occurrence, such proceeds shall be retained by the Borrower or such Subsidiary or delivered to the Borrower or such Subsidiary to repair or replace the property subject to such casualty so long as the Borrower or such Subsidiary has undertaken and is diligently pursuing the repair of such property; provided, however, that if such repairs cease or if, after such repairs are completed, the Borrower or such Subsidiary retains any of such proceeds, such proceeds shall thereupon be applied as provided in Sections 2.2.2 and 3.1.1; and (c) with respect to any Monetization or any incurrence of Indebtedness (other than a Transferred CES Asset Lien Transaction or a Non-Transferred CES Asset Securing Transaction), the cash proceeds received by the Borrower or any of its Subsidiaries from such Monetization or incurrence, net of attorneys' fees and expenses, banking and/or investment banking fees and expenses, accountants' fees and expenses, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith, (d) with respect to any Transferred CES Asset Lien Transaction, an amount equal to (i) the cash proceeds received by the Borrower or any of its Subsidiaries on account of the incurrence of the Indebtedness, obligation or liability underlying such Transferred CES Asset Lien Transaction (whether or not such incurrence is completed prior to such Transferred CES Asset Lien Transaction), net of attorneys' fees and expenses, banking and/or investment banking fees and expenses, accountants' fees and expenses, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith, multiplied by (ii) the ratio obtained by dividing (A) the Fair Market Value of the applicable CES Assets by
(B) the Fair Market Value of all assets (including the applicable CES Assets) in which a security interest is granted pursuant to such Transferred CES Asset Lien Transaction (provided that in no event shall the Net Available Cash with respect to any Transferred CES Asset Lien Transaction exceed the Fair Market Value of the applicable CES Assets) and (e) with respect to any Non-Transferred CES Asset Securing Transaction, an amount equal to (i) the cash proceeds received by the Borrower or any of its Subsidiaries on account of the incurrence of the Indebtedness, obligation or liability underlying such Non-Transferred CES Asset Securing Transaction (whether or not such incurrence is completed prior to such Non-Transferred

CES Asset Securing Transaction), net of attorneys' fees and expenses, banking and/or investment banking fees and expenses, accountants' fees and expenses, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith, multiplied by (ii) the ratio obtained by dividing (A) the Fair Market Value of the applicable CES Assets by (B) the Fair Market Value of all assets (including the applicable CES Assets) in which a security interest is granted pursuant to such Non-Transferred CES Asset Securing Transaction (provided that in no event shall the Net Available Cash with respect to any Non-Transferred CES Asset Securing Transaction exceed the Fair Market Value of the applicable CES Assets).

There shall be added to Section 1.1 of the Credit Agreement in appropriate alphabetical order the following new definitions:

      "Designated CES Contracts" means the agreements pledged to secure the CCFCII Credit Agreement and listed on Annex B to the Amendment and Waiver Request Concerning Proposed South Point and Broad River Stock Pledges, dated August 28, 2003, from the Borrower to the Lenders.

      "Non-Transferred CES Asset Securing Transaction" means any securing with CES Assets by CES or any of its Subsidiaries of Indebtedness or other obligations or liabilities of the Borrower or any of its Subsidiaries incurred prior to the time of creation of such security.

      "Transferred CES Asset Lien Transaction" means any of the following transactions effected by the Borrower or any of its Subsidiaries (other than CES or any of its Subsidiaries): (i) the securing with CES Assets of any Indebtedness or other obligations or liabilities incurred prior to the time of creation of such security or (ii) the incurrence of Indebtedness permitted under Sections 8.2.2(e) or (l) or the incurrence of any other obligations or liabilities not constituting Indebtedness, that, in any case, is or are secured by CES Assets.

2.    SECTION 3.1.1 ("PAYMENT TERMS"): AMENDMENT TO PARAGRAPH (c) AND (c)(vi) OF
      SECTION 3.1.1

      Each of (1) the lead-in clause to Section 3.1.1, (2) Section 3.1.1(c) up to but excluding clause (i) and (3) Section 3.1.1(c)(vi) of the Credit Agreement are hereby amended by deleting such provisions in their respective entireties and substituting in place thereof the following:

      SECTION 3.1.1 Payment Terms. Prior to the Stated Maturity Date of each Loan, the Borrower

            (c) shall, upon receipt on or after the Closing Date by the Borrower or any Subsidiary of Net Available Cash from any Asset Sale, Monetization, Insurance Event, or incurrence of secured Indebtedness permitted under
      Section 8.2.2(l) or (m) (excluding the CES Credit Facility), Non-Transferred CES Asset

      Securing Transaction or Transferred CES Asset Lien Transaction, apply an amount equal to 100% of such the Net Available Cash with respect thereto pro rata to prepayments of the outstanding Term B Loans and the reductions of the Revolving Loan Commitments (and to any related prepayments of the then outstanding Revolving Loans and to cash collateralization the Letters of Credit), in each case as contemplated under Section 2.2.2; provided that conversion of any non-cash proceeds realized from any Asset Sale, Monetization, or Insurance Event or other transaction described in this clause (c) to cash (including both the principal amount of such non-cash proceeds and any interest attributable thereto) shall be deemed to be Net Available Cash upon such conversion and applied pursuant to this clause
      (c); provided, further, that no such prepayments and reductions shall be required as a consequence of:

                  (vi) without duplication of any other clause of this paragraph
            (c), any Asset Sale or Monetization of CES Assets permitted under
            Section 8.2.10(c)(v), and any incurrence of Non-Recourse Debt by CES permitted under Section 8.2.2(m) (exclusive of the CES Credit Facility), any Non-Transferred CES Asset Securing Transaction and any Transferred CES Asset Lien Transaction, to the extent that an amount equal to the Net Available Cash with respect thereto is applied within 355 days after the consummation of such Asset Sale or Monetization, or the incurrence of such Indebtednesstransaction, to make Capital Expenditures to the extent permitted under Section
            8.2.7 (subject, however, to the Capex Requirement); provided that to the extent any such Net Available Cash is not so applied during such 355-day period, the Borrower shall make the mandatory prepayments and commitment reductions required by this paragraph (c) by the close of business on the last day of such 355-day period in an aggregate amount equal to the portion of such Net Available Cash not so applied; and provided, further, that to the extent that at any time the aggregate amount of Net Available Cash with respect to any Asset Sale or Monetization transaction described in this clause (vi) that has not been applied to make Capital Expenditures in accordance with this clause (vi) shall exceed the aggregate amount of Capital Expenditures then permitted to be made with such Net Available Cash under Section 8.2.7 during the applicable 355-day period described above, an amount equal to such excess shall, immediately thereafter, be applied in accordance with the immediately preceding proviso;

3. SECTION 8.2.2 ("NEGATIVE COVENANTS; INDEBTEDNESS"): AMENDMENT TO PARAGRAPHS (e), (l) AND (m) OF SECTION 8.2.2

Each of (1) the lead-in clause to Section 8.2.2, (2) Section 8.2.2(e), (3)
Section 8.2.2(l) and (4) Section 8.2.2(m) of the Credit Agreement are hereby amended by deleting such provisions in their respective entireties and substituting in place thereof the following:

      SECTION 8.2.2 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

            (e) Non-Recourse Debt of a Subsidiary of the Borrower other than CES; provided that if such Non-Recourse Debt is secured by a Lien on CES Assets, (i) the sum of (A) the aggregate Fair Market Value of such CES Assets, (B) the aggregate Fair Market Value of CES Assets subject to Asset Sales and Monetizations which have been permitted under Section 8.2.10(c)(v), (C) the aggregate outstanding principal amount of Indebtedness incurred under clause (m) below and (D) the aggregate Fair Market Value of CES Assets that are subject to any other Transferred CES Asset Lien Transactions and any Non-Transferred CES Asset Securing Transactions, shall not exceed $500,000,000 during the term of this Agreement and (ii) the Net Available Cash with respect thereto is applied in accordance with Section 3.1.1(c); provided, further, and for avoidance of doubt, that in determining the amount of the above-described $500,000,000 basket utilized in connection with clauses (i)(A) and (D) in the proviso above, (x) the amount so utilized in connection with clause
      (i)(A) shall not be the full amount of such Non-Recourse Debt but rather the Fair Market Value of the CES Assets securing such Indebtedness and (y) the amount so utilized in connection with clause (i)(D) shall not be the full amount of the Indebtedness, obligations or liabilities underlying the applicable Transferred CES Asset Lien Transaction or Non-Transferred CES Asset Securing Transaction but rather the Fair Market Value of the CES Assets that are the subject thereof;

            (l) secured Indebtedness of the Borrower or any of its Subsidiaries (other than Indebtedness permitted under clause (e) above or clause (m) below) so long as (i) recourse for any such Indebtedness is limited solely to the asset or assets securing such Indebtedness and (ii) the Net Available Cash with respect thereto is applied in accordance with Section 3.1.1(c); provided that if such Indebtedness is secured by a Lien on CES Assets, (i) the sum of (A) the aggregate Fair Market Value of such CES Assets, (B) the aggregate Fair Market Value of CES Assets subject to Asset Sales and Monetizations which have been permitted under Section 8.2.10(c)(v), (C) the aggregate outstanding principal amount of Indebtedness incurred under clause (m) below and (D) the aggregate Fair Market Value of CES Assets that are subject to any other Transferred CES Asset Lien Transactions or any other Non-Transferred CES Asset Securing Transactions, shall not exceed $500,000,000 during the term of this Agreement and (ii) the Net Available Cash with respect thereto is applied in accordance with Section 3.1.1(c); provided, further, and for avoidance of doubt, that in determining the amount of the above-described $500,000,000 basket utilized in connection with clauses (i)(A) and (D) in the proviso above, (x) the amount so utilized in connection with clause
      (i)(A) shall not be the full amount of such Indebtedness but rather the Fair Market Value of the CES Assets securing such Indebtedness and (y) the amount so utilized in connection with clause (i)(D) shall not be the full amount of the Indebtedness, obligations or liabilities underlying the applicable Transferred CES Asset Lien Transaction or Non-

      Transferred CES Asset Securing Transaction but rather the Fair Market Value of the CES Assets that are the subject thereof;

            (m) Non-Recourse Debt of CES (including any CES Credit Facility) so long as (i) the sum of (A) the aggregate outstanding principal amount of such Indebtedness, together with (B) the aggregate Fair Market Value of CES Assets subject to Asset Sales and other Monetizations by CES which have been permitted under Section 8.2.10(c)(v) and (C) the aggregate Fair Market Value of CES Assets that are subject to any Transferred CES Asset Lien Transactions or any other Non-Transferred CES Asset Securing Transactions, shall not exceed $500,000,000 during the term of this Agreement and (ii) other than with respect to the CES Credit Facility, the Net Available Cash with respect thereto is applied in accordance with
      Section 3.1.1(c); provided, further, and for avoidance of doubt, that in determining the amount of the above-described $500,000,000 basket utilized in connection with clause (i)(C) in the proviso above, the amount so utilized shall not be the full amount of the Indebtedness, obligations or liabilities underlying the applicable Transferred CES Asset Lien Transaction or Non-Transferred CES Asset Securing Transaction but rather the Fair Market Value of the CES Assets that are the subject thereof;

4. SECTION 8.2.10 ("NEGATIVE COVENANTS; ASSET DISPOSITIONS, ETC."): AMENDMENT TO PARAGRAPH (c) OF SECTION 8.2.10

Each of (1) the lead-in clause to Section 8.2.10 and (2) Section 8.2.10(c) of the Credit Agreement are hereby amended by deleting such provisions in their respective entireties and substituting in place thereof the following:

      SECTION 8.2.10 Asset Dispositions, etc. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person (other than to the Borrower or any Subsidiary), whether done in a single transaction or a series of related transactions, unless

            (c) such sale, transfer, lease, contribution or conveyance is not covered by clauses (a) or (b) above and (i) the Borrower or its Subsidiary receives consideration at the time of such sale, transfer, lease, contribution or conveyance at least equal to the Fair Market Value of assets being sold, transferred, leased, contributed or conveyed; (ii) at least seventy-five percent (75%) of the consideration received by the Borrower or such Subsidiary is in the form of cash or cash equivalents (other than with respect to the sale of the Gilroy Receivable, as to which there shall not be any minimum cash consideration requirement); (iii) in the case of all Asset Sales (other than the sale of the Gilroy Receivable), any non-cash consideration received by the Borrower or such Subsidiary in the form of Restricted Capital shall be deemed to be a usage of the Senior Notes Basket in an amount equal to the Fair Market Value of such Restricted Capital as of the date of consummation of such Asset Sale;
      (iv) in the case of the sale of the Gilroy Receivable, any non-cash consideration received by the Borrower or such Subsidiary shall not be deemed to be a usage of the Senior Notes Basket; (v) in the case of any Asset Sale or Monetization of CES Assets by CES (including any incurrence of secured Indebtedness by CES permitted under Section 8.2.2(m), (A) such Asset Sale or Monetization provides for no recourse to the Borrower or any of its Subsidiaries (other than representations, warranties, covenants and indemnities entered into by the Borrower or any of its Subsidiaries which are customary in comparable Asset Sale or Monetization transactions) or any Lien on or recourse to any of their assets other than to such CES Assets (excluding, in any case, for avoidance of doubt, any capital stock of CES) and (B) the aggregate Fair Market Value of the CES Assets subject to all such Asset Sales and Monetizations, together with (I) the aggregate outstanding principal amount of Non-Recourse Debt of CES incurred under Section 8.2.2(m) and
      (II) the aggregate Fair Market Value of CES Assets that are subject to any other Transferred CES Asset Lien Transactions or any other Non-Transferred CES Asset Securing Transactions, shall not exceed $500,000,000 during the term of this Agreement; provided, for avoidance of doubt, that in determining the amount of the above-described $500,000,000 basket utilized in connection with clause (II) above, the amount so utilized shall not be the full amount of the Indebtedness, obligations or liabilities underlying the applicable Transferred CES Asset Lien Transaction or Non-Transferred CES Asset Securing Transaction but rather the Fair Market Value of the CES Assets that are the subject thereof; (vi) in the case of any assets sold, transferred, leased, contributed or conveyed by the Borrower or any Subsidiary of the Borrower organized under the laws of the United States (or any State thereof, including the District of Columbia) to any Subsidiary of the Borrower organized under the laws of Canada or any province or territory thereof, the aggregate Fair Market Value of all such assets shall not exceed $100,000,000; and (vii) all prepayments required in respect thereof pursuant to Sections 2.2.2 and 3.1.1 are made in accordance therewith.

5.    SECTION 10.9 ("COLLATERAL MATTERS"): AMENDMENT TO PARAGRAPH (a)(ii) OF
      SECTION 10.9

Each of (1) Section 10.9(a) up to but excluding clause (i) and (2) Section 10.9(a)(ii) of the Credit Agreement are hereby amended by deleting such provisions in their respective entireties and substituting in place thereof the following:

      SECTION 10.9 Collateral Matters.

            (a) Each of the Lenders hereby acknowledges and agrees that Liens upon the Collateral granted to or held by the Agent or the Collateral Trustee under any Loan Document will be released:

                  (ii) as to any Collateral that is sold, transferred or
            otherwise disposed of, or to be sold, transferred or otherwise disposed of, as part of any sale, transfer or other disposition, or proposed sale, transfer or other disposition permitted under Sections 8.2.9 or 8.2.10 (exclusive of, unless the Required Lenders shall otherwise consent in writing, any transfer whether by means of merger or otherwise) to the Borrower or any Subsidiary of the Borrower permitted under Sections 8.2.9 or 8.2.10; provided, however, that if any Pledged Power Project is transferred from the Borrower to a Subsidiary that is a Pledged Entity or a Subsidiary of a Pledged Entity, the Lien created by the applicable Security Document thereon shall be so released);

                                                                         ANNEX B

                            DESIGNATED CES CONTRACTS

1. 311 Gas Transportation Agreement (up to 100,000/D), dated as of November 1, 2002, between Calpine Energy Services, L.P. and Acadian Gas Pipelines System.

2. Firm Transportation Service Agreement (#2), dated as of July 31, 2001, between Calpine Energy Services, L.P. and Southern Natural Gas Company.

3. Firm Gas Transportation Agreement (Decatur), dated as of November 1, 2002, between Calpine Energy Services, L.P. and Tennessee Gas Pipeline Company.

4. Natural Gas Transportation Agreement, dated as of June 1, 2003, between Calpine Energy Services, L.P. and TXU Fuel Company.

5. Transportation Service Agreement - Interruptible (dup of K#3071, Used K#2876), dated as of October 11, 2001, between Calpine Energy Services, L.P. (as agent) and Northwest Pipeline Corporation.

6. Firm Gas Storage Contract, dated as of November 17, 2000, between Calpine Energy Services, L.P. and Lodi Gas Storage, L.L.C.

7. Firm Gas Transportation Agreement (Morgan), dated as of November 1, 2002, between Calpine Energy Services, L.P. and Tennessee Gas Pipeline Company.

8. Gas Transportation Service Agreement, dated as of May 23, 2000, between Calpine Energy Services, L.P. (formerly Oneta) and ONEOK Gas Transportation, L.L.C.

9. Intrastate Firm Service Agreement (200,000 MMBtu), dated as of May 22, 2000, between Calpine Energy Services, L.P. (formerly Oneta) and Enogex Inc. (formerly Transok, L.L.C.

10. Intrastate Firm Service Agreement (35,000 MMBtu), dated as of May 22, 2000, between Calpine Energy Services, L.P. (formerly Oneta) and Enogex Inc. (formerly Transok, L.L.C.

11. Facilities Agreement, dated as of August 31, 2001, between Calpine Energy Services, L.P. and Kern River Gas Transmission Co.

12. Gas Interconnection Agreement, dated as of August 31, 2001, between Calpine Energy Services, L.P. and Kern River Gas Transmission Co.

13. Firm Transportation Service Agreement (dup of K3050, use K#1351), dated as of May 29, 2001, between Calpine Energy Services, L.P. and Kern River Gas Transmission Co.